EXHIBIT 21

Certification Pursuant to
18 U.S.C Section 1350,
As added by
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the annual report of Seven Arts Pictures PLC (“the Company”) on Form 20-F for the Fiscal Year ended June 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (“the Report”) I, Peter M. Hoffman, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350 as added by § 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

1.            The report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.            The information contained in the Report fairly presents, in all material aspects the financial condition and results of operations of the Company.

March 22, 2010

 /s/ Peter M. Hoffman
Peter M. Hoffman

SEVEN ARTS PICTURES PLC
38 Hertford Street ~ London W1J 7SG
Tel: + 44 20 3006 8222 ~ Fax: +44 20 3006 8220
Registered Address: One America Square, London EC4A 4HJ
Company No. 5160597